Exhibit 99.1

Atomera Provides Fourth Quarter and Year-End 2017 Results

Generates First Revenue

LOS GATOS, CA 02/13/18 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and intellectual property licensing company focused on deploying its proprietary technology into the semiconductor industry, today provided a corporate update and announced financial results for the fourth quarter and fiscal year ended December 31, 2017.

Company Highlights

•	Achieved first revenue, consisting of non-recurring engineering services revenue, demonstrating early success with its new engagement model
•	Engaged with the largest number of customers in company history
•	Installed MST technology at a customer fab
•	Filed 22 new patent applications and was granted four new US patents during 2017

Management Commentary

“In 2017 we reached several major milestones. Atomera recognized its first revenue in the fourth quarter and we ended the year with double the number of companies in technical evaluation and testing of MST as we had at the beginning of the year,” commented Scott Bibaud, President and CEO. “Our level of customer engagement has never been stronger or broader than it is currently, our number of engagements has never been greater, and we have taken major steps toward accelerating the cycle time of our internal development of MST. We are now in various phases of engagement with half of the top semiconductor companies in the world.”

Fourth Quarter and Year-End Financial Results

During the fourth quarter of 2017, revenue was $110,000, and the Company incurred a net loss of $2.6 million, or ($0.21) per basic and diluted share, compared to a net loss of $3.4 million, or ($0.28) per basic and diluted share, for the fourth quarter of 2016. Adjusted EBITDA (a non-GAAP financial measure) in the fourth quarter of 2017 was a loss of $2.1 million compared to an adjusted EBITDA loss of $2.1 million in the fourth quarter of 2016.

For the year ended December 31, 2017, revenue was $110,000, and net loss was $13.1 million, or ($1.08) per basic and diluted share, compared to a net loss of $12.6 million, or ($2.22) per basic and diluted share in the year ended December 31, 2016. Adjusted EBITDA for the year ended December 31, 2017 was a loss of $9.1 million compared to an adjusted EBITDA loss of $7.5 million in 2016.

The Company had $17.4 million in cash and cash equivalents as of December 31, 2017, compared to $26.7 million as of December 31, 2016.

The total number of shares outstanding was 12,160,637 as of December 31, 2017.

2017 Fourth Quarter and Full Year Results Conference Call and Webcast

Atomera will host a conference call today to discuss its financial results and recent progress. Date: Tuesday, February 13, 2018

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Time: 2:00 p.m. PT (5:00 p.m. ET)

Phone: 844-263-8318 (domestic); +1 (213) 358-0960 (international)

Replay: Available until February 28, 2018; 855-859-2056 (domestic); +1(404) 537-3406 (international); passcode 7378905.

Webcast: Accessible at www.atomera.com

Note about NonGAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a nonGAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, taxes, depreciation, amortization, stockbased compensation, the change in fair value of derivative liabilities, and the gain on the extinguishment of debt. Our definition of adjusted EBITDA may not be comparable to the definitions of similarlytitled measures used by other companies. We believe that this nonGAAP financial measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated has developed Mears Silicon Technology™ ("MST®"), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nanoscaling technologies already in the semiconductor industry roadmap.

Safe Harbor

This press release contains forwardlooking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forwardlooking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that we have not yet commenced revenue producing operations or entered into a definitive agreement with regard to the licensing or commercialization of our MST technology, thus subjecting us to all of the risks inherent in a prerevenue enterprise; (2) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST® technology; (3) our ability to protect our proprietary technology, trade secrets and knowhow and (4) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2016 and filed with the SEC on March 31, 2017. We caution readers not to place undue reliance on any forwardlooking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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Atomera Incorporated

Condensed Balance Sheets

(in thousands)

	December 31,
	2017	2016
ASSETS

Current Assets:
Cash and cash equivalents	$17,369	$26,718
Accounts receivable, net of allowance of $0	110	–
Prepaid expenses and other current assets	248	96
Total current assets	17,727	26,814

Property and equipment, net	67	28
Security deposit	13	37

Total assets	$17,807	$26,879

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$198	$353
Accrued expenses	239	168
Accrued payroll related expenses	512	510

Total liabilities	949	1,031

Commitments and contingencies	–	–

Stockholders’ equity :
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at December 31, 2017 and 2016	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 12,161 shares issued and outstanding at December 31, 2017 and 12,025 issued and outstanding as of December 31, 2016	12	12
Additional paid-in capital	125,911	121,833
Accumulated deficit	(109,065)	(95,997)
Total stockholders’ equity	16,858	25,848

Total liabilities and stockholders’ equity	$17,807	$26,879

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Atomera Incorporated

Condensed Statements of Operations

(in thousands, except per share data)

	Three Months ended December 31, (unaudited)		Twelve Months ended December 31,
	2017	2016	2017	2016
Revenue	$110	$–	$110	$–
Cost of revenue	39	–	39	–
Gross margin	71	–	71	–

Operating Expenses:
Research and development	$1,324	$1,236	$5,826	$3,993
General and administrative	1,107	1,736	5,796	5,105
Selling and marketing	292	462	1,659	901
Total operating expenses	$2,723	$3,434	$13,281	$9,999

Loss from operations	(2,652)	(3,434)	(13,210)	(9,999)

Other income/(expense):
Interest income	42	21	148	29
Interest expense	–	–	–	(2,640)
Other expense	–	–	(6)	–
Total other expense, net	42	21	142	(2,611)

Net loss:	$(2,610)	$(3,413)	$(13,068)	$(12,610)

Net loss per common share, basic and diluted	$(0.21)	$(0.28)	$(1.08)	$(2.22)

Weighted average number of common shares outstanding, basic and diluted	12,161	12,025	12,124	5,682

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Atomera Incorporated

Reconciliation to Non-GAAP Adjusted EBITDA

(Unaudited)

(in thousands)

	Three Months ended December 31,		Twelve Months ended December 31,
	2017	2016	2017	2016

Net loss (GAAP):	$(2,610)	$(3,413)	$(13,068)	$(12,610)
Add (subtract) the following items:
Interest income	(42)	(21)	(148)	(29)
Interest expense	–	–	–	2,640
Depreciation and amortization	6	5	19	15
Stock-based compensation	524	1,328	4,078	2,468
Adjusted EBITDA (non-GAAP)	$(2,122)	$(2,101)	$(9,119)	$(7,516)

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